                                                                      EXHIBIT 99

INVESTOR RELATIONS CONTACT:                            MEDIA RELATIONS CONTACT:
Neil Yekell                                            Arch Currid
(713) 918-4233                                         (713) 918-3236
neil_yekell@bmc.com                                    arch_currid@bmc.com


     BMC SOFTWARE REPORTS INCREASES IN FOURTH QUARTER EARNINGS AND REVENUES


         HOUSTON -- (April 24, 2003) -- BMC Software, Inc. [NYSE: BMC] today announced financial results for its fiscal fourth quarter, ended March 31, 2003.

         BMC Software's net earnings excluding special items for the fourth quarter of fiscal 2003 were $38.9 million, or $0.17 per diluted common share, an increase of $0.05 compared to the fourth quarter of fiscal 2002 and $0.01 over the current analyst consensus of $0.16. Fourth quarter fiscal 2003 net earnings on a GAAP basis were $20.6 million or $0.09 per diluted common share, which compares to a net loss of $1.8 million or $0.01 per diluted common share in the fourth quarter of fiscal 2002. Included in the financial tables is a reconciliation of results excluding special items and GAAP results.

         "We met our fourth quarter revenue and earnings goals and generated $606 million in operating cash flow for the year, despite the economic uncertainty that continued to affect IT purchases during the quarter. We achieved these results by staying focused on our customers and by competing strongly in the marketplace," said Bob Beauchamp, president and CEO, BMC Software. "As we begin our new fiscal year, BMC will maintain this focus while advancing our recently announced Business Service Management strategy to enable customers to move beyond traditional IT management and allow them to manage their business from both an IT and a business perspective."

         Total revenues in the fourth fiscal quarter were $380.7 million, an increase of 15 percent compared to the same quarter of fiscal 2002. Total license revenues in the quarter increased to $180.8 million, up 12 percent, compared to the same quarter of fiscal 2002. Maintenance revenues increased to $176.1 million, up 18 percent, compared to the same quarter of fiscal 2002. Professional services revenues were $23.8 million, an increase of 10 percent compared to the same quarter last year. Operating expenses, excluding $24.1 million of special items, were $336.5 million, compared to $302.0 million in the same quarter of fiscal 2002. These results reflect Remedy's operations in the fourth quarter of fiscal 2003. Total revenues for Remedy in the fourth quarter were $49.2 million and expenses were $42.7 million, excluding $12.0 million of amortization of intangibles.

         The deferred license revenue balance at March 31, 2003 was $218.1 million, an increase of $49.2 million compared to a year ago and a decrease of $6.7 million sequentially. Cash flow from operations in fiscal 2003 was $606 million. Cash and marketable securities at March 31, 2003 were $1.02 billion. BMC continues to have no debt.

         BMC has continued its Board-authorized stock repurchase program that began in April 2000 by spending $51 million to repurchase 2.9 million shares during the fourth fiscal quarter. Approximately $479 million remains in this program.

BMC SOFTWARE REPORTS INCREASES IN FOURTH QUARTER EARNINGS AND REVENUES/PAGE 2


FOURTH QUARTER FISCAL 2003 FINANCIAL HIGHLIGHTS

o        Cash flow from operations of $226 million in fiscal Q4.

o        Strong sequential performance in key systems management product lines:

         o        PATROL(R) license revenues grew 15 percent sequentially.

         o        MAINVIEW(R) license revenues grew 23 percent sequentially.

o Remedy fourth quarter revenues of $49.2 million exceeded target of $44 million to $47 million.

o        Cash and marketable securities balance at year-end was $1.02 billion.

o        Record total deferred revenues balance at year-end of $1.17 billion.

         BMC Software will host its annual Investor Day event on May 8, 2003 at BMC Software Headquarters in Houston, Texas. Please visit the Investor Day 2003 event website to register: http://investor.bmcevents.com/. A live audio webcast of Investor Day remarks and presentations will be available via the company's website at www.bmc.com/investors for all interested parties. A replay of the webcast will be available within 24 hours and archived on the website for 30 days.

         A CONFERENCE CALL TO DISCUSS FOURTH QUARTER RESULTS AND TO PROVIDE FISCAL 2004 GUIDANCE IS SCHEDULED FOR TODAY AT 11:00 A.M. CDT. THOSE INTERESTED IN PARTICIPATING MAY CALL (913) 981-5509 AND USE THE PASSCODE BMC. TO ACCESS A REPLAY OF THE CONFERENCE CALL, WHICH WILL BE AVAILABLE FOR ONE WEEK, DIAL (719) 457-0820 AND USE THE PASSCODE BMC. A LIVE WEBCAST OF THE CONFERENCE CALL AND PRESENTATION WILL BE AVAILABLE ON THE COMPANY'S WEBSITE AT www.bmc.com/investors. A REPLAY OF THE WEBCAST WILL BE AVAILABLE WITHIN 24 HOURS AND ARCHIVED ON THE WEBSITE FOR 90 DAYS.

NON-GAAP FINANCIAL MEASURES

         This press release includes financial measures for net earnings, earnings per share (EPS) and operating expenses that exclude certain charges and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). A detailed reconciliation between the GAAP results and non-GAAP results is included with the financial tables accompanying this press release. BMC Software has provided these non-GAAP measures in its press releases reporting historical financial results because the company believes these measures provide a consistent basis for comparison between quarters, which are not influenced by certain non-cash or non-recurring expenses and are therefore useful to investors in helping them understand the financial condition of BMC Software by focusing on the performance of its core operations. Management uses these non-GAAP financial measures internally to evaluate the performance of its various businesses and as a key variable in determining management compensation. These non-GAAP measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.

ABOUT BMC SOFTWARE

         BMC Software, Inc. [NYSE:BMC] is a leader in enterprise management. The company focuses on Assuring Business Availability(R) for its customers by helping them proactively improve service, reduce costs and increase value to their business. BMC Software solutions span enterprise systems, applications, databases and service management. Through its Business Service Management strategy, the company's solutions enable customers to

BMC SOFTWARE REPORTS INCREASES IN FOURTH QUARTER EARNINGS AND REVENUES/PAGE 3


have a complete view of their business and IT operations by linking IT resources to business objectives. Founded in 1980, BMC Software has offices worldwide and is a member of the S&P 500, with fiscal year 2003 revenues of approximately $1.3 billion.

         This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as "believe," "anticipate" and "expect" are forward-looking statements. Numerous important factors affect BMC Software's operating results and could cause BMC Software's actual results to differ materially from the results indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) uncertainty regarding future economic conditions worldwide may continue to affect the overall demand for software and services and any worsening of significant economies could result in decreased revenues or lower revenue growth rates; 2) BMC Software's revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter, that make estimation of operating results prior to the end of a quarter extremely uncertain; 3) BMC Software's operating costs and expenses are relatively fixed over the short term; 4) increased competition and pricing pressures could adversely affect BMC Software's earnings; 5) growth in BMC Software's mainframe revenues is dependent on continued demand for significant additional mainframe MIPS capacity; 6) BMC Software's maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not continue to grow; 7) new software products and product strategies may not be timely introduced or successfully adopted; 8) BMC Software's cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software's filings with the SEC; 9) the additional risks and important factors described in BMC Software's quarterly reports on Form 10-Q and in its Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 2002 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this release.

                                       ###

BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. All other trademarks or registered trademarks belong to their respective companies.
(C) 2003, BMC Software, Inc. All rights reserved.

BMC Software Reports Increases in Fourth Quarter Earnings and Revenues
Page 4



                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                                                            Three Months Ended
                                                                                 March 31,
                                                                         -----------------------
                                                                           Fiscal        Fiscal              %
                                                                            2002          2003            Increase
                                                                         ---------     ---------
                                                                           (In millions, except
                                                                              per share data)

Revenues:
        License                                                          $   161.2      $   180.8            12%
        Maintenance                                                          149.0          176.1            18%
        Professional services                                                 21.6           23.8            10%
                                                                         ---------      ---------
              Total revenues                                                 331.8          380.7            15%
                                                                         ---------      ---------

Selling and marketing expenses                                               124.7          137.8            11%
Research and development expenses                                            123.2          138.8            13%
Cost of professional services                                                 20.6           22.2             8%
General and administrative expenses                                           33.5           37.7            13%
Amortization of acquired technology, goodwill & intangibles                   41.2           24.1           -42%
Merger-related costs and compensation charges                                  1.2             --          -100%
                                                                         ---------      ---------
              Total operating expenses                                       344.4          360.6             5%
                                                                         ---------      ---------
              Operating income (loss)                                        (12.6)          20.1           n/m
Other income, net                                                             11.4            9.8           -14%
                                                                         ---------      ---------
              Earnings (loss) before income taxes                             (1.2)          29.9           n/m
Income tax provision                                                           0.6            9.3           n/m
                                                                         ---------      ---------
              Net earnings (loss)                                        $    (1.8)     $    20.6           n/m
                                                                         =========      =========

Diluted earnings (loss) per share                                        $   (0.01)     $    0.09           n/m
                                                                         =========      =========

Shares used in computing diluted earnings (loss) per share                   242.1          234.0            -3%
                                                                         =========      =========

BMC Software Reports Increases in Fourth Quarter Earnings and Revenues
Page 5


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS


                                                                                               Years Ended
                                                                                                March 31,
                                                                                       --------------------------
                                                                                        Fiscal           Fiscal            %
                                                                                         2002             2003         Increase
                                                                                       ----------      ----------
                                                                                          (In millions, except
                                                                                              per share data)

         Revenues:
                 License                                                               $    625.0      $    605.7           -3%
                 Maintenance                                                                575.8           635.8           10%
                 Professional services                                                       88.1            85.2           -3%
                                                                                       ----------      ----------
                       Total revenues                                                     1,288.9         1,326.7            3%
                                                                                       ----------      ----------

         Selling and marketing expenses                                                     538.8           499.4           -7%
         Research and development expenses                                                  479.2           489.9            2%
         Cost of professional services                                                       95.3            86.8           -9%
         General and administrative expenses                                                151.7           150.2           -1%
         Acquired research and development                                                     --            12.0          n/m
         Amortization & impairment of acquired technology, goodwill & intangibles           241.8            66.7          -72%
         Restructuring costs                                                                 52.9            (0.1)        -100%
         Merger-related costs and compensation charges                                       12.8             0.6          -95%
                                                                                       ----------      ----------
                       Total operating expenses                                           1,572.5         1,305.5          -17%
                                                                                       ----------      ----------
                       Operating income (loss)                                             (283.6)           21.2          n/m
         Other income, net                                                                   53.1            48.1           -9%
                                                                                       ----------      ----------
                       Earnings (loss) before income taxes                                 (230.5)           69.3          n/m
         Income tax provision (benefit)                                                     (46.4)           21.3          n/m
                                                                                       ----------      ----------
                       Net earnings (loss)                                             $   (184.1)     $     48.0          n/m
                                                                                       ==========      ==========

         Diluted earnings (loss) per share                                             $    (0.75)     $     0.20          n/m
                                                                                       ==========      ==========

         Shares used in computing diluted earnings (loss) per share                         245.0           237.9           -3%
                                                                                       ==========      ==========

BMC Software Reports Increases in Fourth Quarter Earnings and Revenues
Page 6



                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                             March 31,      March 31,
                                                                2002           2003
                                                             ----------     ----------
                                                                    (in millions)
Current Assets:
       Cash and cash equivalents                             $    330.0     $    500.1 (a)
       Marketable securities                                      215.8          151.7 (a)
       Trade accounts receivable, net                             182.6          186.4
       Trade finance receivables, current                         129.9          154.4
       Income taxes receivable                                     70.1           18.0
       Other current assets                                        68.4           87.6
                                                             ----------     ----------
            Total current assets                                  996.8        1,098.2

Property and equipment, net                                       443.0          408.4
Software development costs and related assets, net                211.8          192.7
Long-term marketable securities                                   557.9          363.5 (a)
Long-term finance receivables                                     176.3          175.9
Acquired technology, goodwill and intangibles, net                183.8          525.6
Other long-term assets                                            106.6           81.2
                                                             ----------     ----------
                                                             $  2,676.2     $  2,845.5
                                                             ==========     ==========

Current liabilities:
       Accounts payable and accrued liabilities              $    220.4     $    277.2
       Current portion of deferred revenue                        460.2          561.6
                                                             ----------     ----------
            Total current liabilities                             680.6          838.8

Long-term deferred revenue                                        483.1          607.1
Other long-term liabilities                                         5.9           16.2

Total stockholders' equity                                      1,506.6        1,383.4
                                                             ----------     ----------
                                                             $  2,676.2     $  2,845.5
                                                             ==========     ==========


(a) Total cash and marketable securities are $1,015.3 at March 31, 2003.

BMC Software Reports Increases in Fourth Quarter Earnings and Revenues
Page 7


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS


                                                                                                               Year Ended
                                                                                                                March 31,
                                                                                                         ----------------------
                                                                                                          Fiscal        Fiscal
                                                                                                           2002          2003
                                                                                                         --------      --------
                                                                                                             (In millions)

        Cash flows from operating activities:
         Net earnings (loss)                                                                             $ (184.1)     $   48.0
         Adjustments to reconcile net earnings (loss) to net cash
            provided by operating activities:
              Restructuring costs                                                                            18.0          (1.9)
              Acquired research and development and
                 merger-related costs and compensation charges                                               11.6          12.6
              Depreciation and amortization                                                                 375.6         248.3
              Impairment of acquired technology, goodwill and intangibles                                    63.3            --
              Impairment of technology assets and investments                                                10.0           5.3
              Loss on sale/disposal of property and equipment                                                 0.2            --
              Loss on marketable securities                                                                   8.8          12.7
              Equity in loss of unconsolidated affiliate                                                      0.6            --
              Earned portion of restricted stock compensation                                                 2.2           2.6
              (Increase)/decrease in income taxes receivable                                                (61.8)         52.1
              Decrease in long-term finance receivables                                                      60.0           0.5 (a)
              Increase in payable to third-party financing institution for financed receivables               3.2          39.3
              Net change in receivables, payables, deferred revenue and
                 other components of working capital                                                        275.2         186.1
                                                                                                         --------      --------
                  Net cash provided by operating activities                                                 582.8         605.6
                                                                                                         --------      --------

        Cash flows from investing activities:
         Debtor-in-possession financing provided to Peregrine Systems, Inc.                                    --         (53.8)
         Proceeds from debtor-in-possession financing provided
          to Peregrine Systems, Inc.                                                                           --          53.8
         Cash paid for technology acquisitions and other investments,
          net of cash acquired                                                                              (19.9)       (408.2)
         Return of capital for cost-basis investments                                                         3.2           0.7
         Purchases of marketable securities                                                                (134.6)       (124.3)
         Maturities of/proceeds from sales of marketable securities                                         204.5         394.1
         Purchases of property and equipment                                                                (64.3)        (23.6)
         Proceeds from sales of property and equipment                                                        6.7            --
         Capitalization of software development costs and related assets                                   (104.2)        (88.2)
                                                                                                         --------      --------
                  Net cash used in investing activities                                                    (108.6)       (249.5)
                                                                                                         --------      --------

        Cash flows from financing activities:
         Payments on borrowings                                                                            (150.0)         (1.2)
         Stock options exercised and other                                                                   21.3          26.1
         Treasury stock acquired                                                                           (155.1)       (211.6)
                                                                                                         --------      --------
                  Net cash used in financing activities                                                    (283.8)       (186.7)
                                                                                                         --------      --------
        Effect of exchange rate changes on cash                                                              (6.4)          0.7
                                                                                                         --------      --------
        Net change in cash and cash equivalents                                                             184.0         170.1
        Cash and cash equivalents, beginning of period                                                      146.0         330.0
                                                                                                         --------      --------
        Cash and cash equivalents, end of period                                                         $  330.0      $  500.1
                                                                                                         ========      ========

(a) The change in long-term finance receivables was previously reported as a component of cash flows from investing activities. Prior year cash flows have been reclassified to ensure comparability among the periods presented.

BMC Software Reports Increases in Fourth Quarter Earnings and Revenues
Page 8


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                   (UNAUDITED)

                                                                                          Special        Before
                                                                          As Reported      Items      Special Items
                                                                          -----------   ------------  -------------
                                                                            (In millions, except per share data)

         Revenues:
                 License                                                   $   180.8     $      --      $   180.8
                 Maintenance                                                   176.1            --          176.1
                 Professional services                                          23.8            --           23.8
                                                                           ---------     ---------      ---------
                       Total revenues                                          380.7            --          380.7
                                                                           ---------     ---------      ---------

         Selling and marketing expenses                                        137.8            --          137.8
         Research and development expenses                                     138.8            --          138.8
         Cost of professional services                                          22.2            --           22.2
         General and administrative expenses                                    37.7            --           37.7
         Amortization of acquired technology & intangibles                      24.1         (24.1)            --
                                                                           ---------     ---------      ---------
                       Total operating expenses                                360.6         (24.1)         336.5
                                                                           ---------     ---------      ---------
                       Operating income                                         20.1          24.1           44.2
         Other income, net                                                       9.8            --            9.8
                                                                           ---------     ---------      ---------
                       Earnings before income taxes                             29.9          24.1           54.0
         Income taxes                                                            9.3           5.8           15.1
                                                                           ---------     ---------      ---------
                       Net earnings                                        $    20.6     $    18.3      $    38.9
                                                                           =========     =========      =========

         Diluted earnings per share                                        $    0.09     $    0.08      $    0.17
                                                                           =========     =========      =========

         Shares used in computing diluted earnings per share                   234.0         234.0          234.0
                                                                           =========     =========      =========

BMC Software Reports Increases in Fourth Quarter Earnings and Revenues
Page 9


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                        FOR THE YEAR ENDED MARCH 31, 2003

                                   (UNAUDITED)

                                                                                       Special             Before
                                                                     As Reported        Items           Special Items
                                                                     -----------     -----------        -------------
                                                                           (In millions, except per share data)
         Revenues:
                 License                                              $    605.7      $       --         $    605.7
                 Maintenance                                               635.8              --              635.8
                 Professional services                                      85.2              --               85.2
                                                                      ----------      ----------         ----------
                       Total revenues                                    1,326.7              --            1,326.7
                                                                      ----------      ----------         ----------

         Selling and marketing expenses                                    499.4              --              499.4
         Research and development expenses                                 489.9              --              489.9
         Cost of professional services                                      86.8              --               86.8
         General and administrative expenses                               150.2              --              150.2
         Acquired research and development                                  12.0           (12.0)(a)             --
         Amortization of acquired technology & intangibles                  66.7           (66.7)(a)             --
         Restructuring costs                                                (0.1)            0.1 (a)             --
         Merger-related costs and compensation charges                       0.6            (0.6)(a)             --
                                                                      ----------      ----------         ----------
                       Total operating expenses                          1,305.5           (79.2)           1,226.3
                                                                      ----------      ----------         ----------
                       Operating income                                     21.2            79.2              100.4
         Other income, net                                                  48.1             6.0 (a)           54.1
                                                                      ----------      ----------         ----------
                       Earnings before income taxes                         69.3            85.2              154.5
         Income taxes                                                       21.3            22.1               43.4
                                                                      ----------      ----------         ----------
                       Net earnings                                   $     48.0      $     63.1         $    111.1
                                                                      ==========      ==========         ==========

         Diluted earnings per share                                   $     0.20      $     0.27         $     0.47
                                                                      ==========      ==========         ==========

         Shares used in computing diluted earnings per share               237.9           237.9              237.9
                                                                      ==========      ==========         ==========


(a) The net earnings effect of the individual special items is as follows (in millions):

         Acquired research and development                                               $  (9.5)
         Amortization of acquired technology & intangibles                               $ (49.3)
         Restructuring costs                                                             $    --
         Merger-related costs and compensation charges                                   $  (0.6)
         Loss on marketable security                                                     $  (3.7)